SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549

                       __________________

                            FORM 8-K

                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the

                 Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported)
                          June 27, 1995




             UNITED COMPANIES FINANCIAL CORPORATION
       (Exact name of Registrant as Specified in Charter)


      Louisiana           33-60367             71-0430414

     (State or Other     (Commission         (IRS Employer
     Jurisdiction of     File Number)        Identification No.)

     Incorporation)


    4041 Essen Lane, Baton Rouge, Louisiana                70809

   (Address of Principal Executive Offices)         (Zip Code)


  Registrant's telephone number, including area code (504)
924-6007


                           Not Applicable

    (Former Name or Former Address, if Changed Since Last
Report)

Item 7. Financial Statements, Pro Forma Financial Information and
          Exhibits.

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits:

1.1    Underwriting Agreement -- Basic Provisions dated June 27,
       1995 for Securities.

1.2 Terms Agreement dated July 20, 1995 for 7% Senior Notes due July 15, 1998.

4.11 Second Supplemental Indenture dated as of July 25, 1995 for 7% Senior Notes due July 15, 1998.

4.12  7% Senior Note due July 15, 1998.

                           SIGNATURES


         Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                        UNITED COMPANIES FINANCIAL CORPORATION
                                    (Registrant)


Date:  July 26, 1995     By: /s/ Sherry E. Anderson
                           Name:  Sherry E. Anderson
                           Title: Senior Vice President &
                                    Secretary

                          EXHIBIT INDEX
                                                  Sequentially
Exhibit Number           Description              Numbered Page

  1.1 Underwriting Agreement -- Basic Provisions dated June 27, 1995 for Securities.

  1.2        Terms Agreement dated July 20, 1995 for 7%
             Senior Notes due July 15, 1998.

  4.11       Second Supplemental Indenture dated as of
             July 25, 1995 for 7% Senior Notes due July
             15, 1998.

  4.12       7% Senior Note due July 15, 1998.